                                                                   Exhibit 10.13

                                     LEASE

                                    BETWEEN

                          BLUM'S BUILDING ASSOCIATES

                                   LANDLORD

                                      AND

                              PREVIEW MEDIA, INC.

                                    TENANT

                         EFFECTIVE SEPTEMBER 15, 1990
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                               TABLE OF CONTENTS
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1. PARTIES.................................................................   1

     1.1 Names.............................................................   1

2. PREMISES................................................................   1

     2.1 Description.......................................................   1

3. TERM....................................................................   1

     3.1 Period............................................................   1
     3.2 Possession........................................................   1
     3.3 Cancellation......................................................   1
          (a) Code Requirements............................................   1
          (b) Embarcadero Freeway..........................................   1

4. RENT....................................................................   2

     4.1 Amount and Payment................................................   2
     4.2 Late Charge.......................................................   2

5. RENTAL ADJUSTMENT.......................................................   2

     5.1 General...........................................................   2
     5.2 Adjustment for Operating Expenses.................................   3
         (a) Adjustment....................................................   3
         (b) Operating Expenses............................................   3
         (c) Calculation...................................................   4
         (d) Payment.......................................................   4
     5.3 Adjustment for Taxes..............................................   4

6. CONSTRUCTION ON PREMISES................................................   5

     6.1 Condition of Premises.............................................   5
     6.2 Construction......................................................   6
     6.3 Cost of Construction..............................................   6
     6.4 Landlord's Improvements...........................................   6
     6.5 Fourth Floor Improvements.........................................   7
     6.6 Personal Property on Premises.....................................   7

7. USES....................................................................   7

     7.1 Third Floor.......................................................   7
     7.2 Use of Roof.......................................................   8

8. SERVICES AND UTILITIES..................................................   8

     8.1 Landlord's Obligation to Furnish..................................   8
     8.2 Payment...........................................................   9

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     8.3 Interruptions.....................................................  9

9. TAXES PAYABLE BY TENANT................................................. 10

10. COMPLIANCE WITH LAW.................................................... 10

11. ALTERATIONS............................................................ 10

12. REPAIR................................................................. 11

13. LIENS.................................................................. 11

14. INDEMNIFICATION........................................................ 12

15. INSURANCE.............................................................. 12

16. SUBROGATION............................................................ 13

17. ASSIGNMENT AND SUBLETTING.............................................. 13

18. RULES AND REGULATIONS.................................................. 14

19. ENTRY BY LANDLORD...................................................... 14

20. INSOLVENCY OR BANKRUPTCY............................................... 14

21. DEFAULT................................................................ 15

22. LANDLORD'S RIGHT TO CURE DEFAULT....................................... 16

23. DAMAGE BY FIRE OR CASUALTY............................................. 16

     23.1 Partial Damage - Insured......................................... 16
     23.2 Partial Damage - Uninsured....................................... 17
     23.3 Total Destruction................................................ 17
     23.4 Damage Near End of the Term...................................... 17
     23.5 Landlord's Obligations........................................... 17

24. EMINENT DOMAIN......................................................... 18

25. SURRENDER OP PREMISES.................................................. 18

26. HOLDING OVER........................................................... 18

27. SALE BY LANDLORD....................................................... 19

28. ESTOPPEL CERTIFICATE................................................... 19
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                               TABLE OF CONTENTS
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29. SUBORDINATION AND ATTORNMENT...........................................  19

30. WAIVER.................................................................  20

31. LANDLORD'S DEFAULT.....................................................  21

32. ATTORNEYS' FEES........................................................  21

33. NOTICES................................................................  21

34. DEFINED TERMS AND HEADINGS.............................................  21

35. TIME AND APPLICABLE LAW................................................  21

36. SUCCESSORS AND ASSIGNS.................................................  22

37. ENTIRE AGREEMENT.......................................................  22

38. SEVERABILITY...........................................................  22

39. QUIET ENJOYMENT........................................................  22

40. LIGHT AND AIR..........................................................  22

41. OPTION TO RENEW........................................................  23

     41.1 Option to Renew..................................................  23
     41.2 Fair Market Rental Value.........................................  23

42. OFFER..................................................................  24

44. BUILDING IDENTITY......................................................  24

45. HAZARDOUS MATERIAL.....................................................  24
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EXHIBIT C - TENANT'S IMPROVEMENTS
---------

                                   L E A S E
                                   ---------
     1.   PARTIES:
          -------

          1.1  Names.  This Lease is made and entered into on the date below
               -----
written in San Francisco, California, by and between CECILIA DODGE MACKIE; EDWARD J. CONNER; HERBERT P. McLAUGHLIN, JR.; and DAVID D. DODGE AND STEPHEN W. DODGE, AS TRUSTEES UNDER THE WILL OF H. NEWELL DODGE, d/b/a BLUM'S BUILDING ASSOCIATES, Landlord, and PREVIEW MEDIA, INC., Tenant.

     2.   PREMISES:
          --------

          2.1  Description.  Landlord hereby leases to Tenant and Tenant hereby
               -----------
rents from Landlord the real property, hereinafter called "premises," consisting of approximately 16,789 rentable square feet the third floor of 747 Front Street, San Francisco, California. The term "Building" for purposes of this lease shall include common areas and the structure at 747 Front Street, San Francisco, California.

     3.   TERM:
          ----

          3.1  Period.  The term of this lease shall be for a period of five (5)
               ------
years, commencing on September 15, 1990.

          3.2  Possession.  If Landlord is unable to deliver possession of the
               ----------
premises as of September 15, 1990 as a result of causes beyond its reasonable control, Landlord shall not be liable for any damage caused for failing to deliver possession, and this lease shall not be void or voidable. Tenant shall not be liable for rent until Landlord delivers possession of the premises to Tenant.

          3.3  Cancellation.  Notwithstanding anything herein to the contrary,
               ------------
Tenant may cancel this lease upon the happening of either of the following events:

               (a) Code Requirements. In the event that the City of San
                   -----------------
Francisco requires installation of sprinklers, handicapped access or Title 24 energy compliance improvements in the third floor by reason of Tenant's proposed use, Tenant may cancel this lease provided that such option may be exercised by Tenant by written notice to Landlord no later than November 15, 1990, such improvements specified in this subparagraph cost in excess of $100,000, and Landlord, though requested by written notice from Tenant to pay for such additional improvements, has not within fifteen (15) days after such request agreed to assume such cost.

               (b) Embarcadero Freeway. In the event that the Embarcadero
                   -------------------
Freeway in the area bounded by Broadway, Front, Vallejo and Battery Streets is removed, restored, substantially repaired or reconfigured during the term of this lease, Tenant shall have an option to cancel this lease if the vibration and/or noise caused by such work during normal working hours

(8:00 a.m. to 5:00 p.m.) over an extended period of time (at least more than one month) exceeds the noise regulations in the SAN FRANCISCO POLICE CODE, Article 29 and substantially interfere with the film/video production and recording operations of Preview Media, Inc. and/or prevent access to the Building by Preview Media, Inc. for such extended period. This cancellation provision shall apply only to that portion of the premises occupied by Preview Media, Inc., itself and any of its subtenants with which it shares non-separately demised space and is personal to Preview Media, Inc. and is not for the benefit of any subtenant or assignee. It is the interference with the business of Preview Media, Inc. only to which this subparagraph applies. If Tenant cancels this lease it shall at Landlord's option assign to Landlord any subleases of the whole premises or separately demised subleased portions of the premises and agrees to include a provision allowing such assignments in any such sublease. The parties intend this cancellation provision to be the sole remedy for Tenant in the event of such freeway work. Tenant's cancellation shall be effective on the date of such notice and shall be treated in the same manner as an expiration on the normal expiration date of this lease.

     4.   RENT:
          ----

          4.1  Amount and Payment.  Tenant shall pay to Landlord as rent, in
               ------------------
advance, without deduction, setoff, prior notice or demand, the sum of $12,591.75 per month for the period October 15, 1990 through September 14, 1991; $14,500 per month for the period September 15, 1991 through September 14, 1992; $18,500 per month for the period September 15, 1992 through September 14, 1993; $22,500 per month for the period September 15, 1993 through September 14, 1994; and $23,784.42 per month for the period September 15, 1994 through September 14, 1995. Notwithstanding the foregoing, if possession shall not be delivered to Tenant by September 15, 1990, the first free month's rental shall be moved from September 15 to October 14, 1990, to the first 30 days after delivery of the premises. All rental shall be paid at Suite 250, 27 Maiden Lane, San Francisco or in such other place or to such other person as Landlord may from time to time designate in writing. If the date of commencement or expiration of the term of this lease occurs on a day other than on the first day of a calendar month, rental for the first and last month shall be prorated upon the number of lease days in that particular month. The payments referred to in this Paragraph 4.1 shall be known as "base rental." All payments of any sums due from Tenant to Landlord under this lease shall be considered rental.

          4.2  Late Charge.  Failure to pay rental hereunder more than 5 days
               -----------
after date when it is due shall result in a late charge to Tenant of $300 for each monthly rental not paid when due, in addition to interest thereon at the rate of twelve per cent (12%) per annum.

     5.   RENTAL ADJUSTMENT:
          -----------------

          5.1  General.  The parties hereto recognize that taxes and other
               -------
operating expenses of the Building and common areas may vary from year to year, and agree that if there should be an increase in taxes and/or operating expenses, Tenant shall pay, as additional rent, a proportionate share of any such increase, and if there should be a decrease therein, Tenant's additional rental shall be reduced by the proportionate share of the decrease, all as set forth below; provided, however, that despite any decreases allowed to Tenant hereunder, the rental paid by Tenant shall never be less than the base rental set forth in Paragraph 4.1.

          5.2  Adjustment for Operating Expenses.
               ---------------------------------

               (a) Adjustment.  Commencing with the calendar year 1992, the rent
                   ----------
payable by Tenant for each calendar year shall be adjusted upward or downward by the amount that Tenant's proportionate share of operating expenses for each calendar year referred to as the "comparison year" increases or decreases from Tenant's proportionate share of the operating expenses for the immediately preceding calendar year, referred to as the "base year," provided that in no event shall there be any adjustment below the amount of Tenant's proportionate share of operating expenses for the first base year. The first base year shall be the calendar year 1991. If in any base year or comparison year the average of the rentable square feet of the Building actually occupied by tenants is less than 95% of the total rentable square feet of the Building, operating expenses shall be adjusted to equal Landlord's reasonable estimate of operating expenses had there been average occupancy of 95% of the total rentable square feet of the Building for the year. Landlord's reasonable estimate of such expenses shall be final and binding on Tenant.

               (b) Operating Expenses. The term "operating expenses" as used
                   ------------------
herein shall include all actual direct costs of operation, maintenance and management of the Building, including common areas serving the Building, as determined by generally accepted accounting practices. By way of illustration but not limitation, operating expenses shall include the cost or charges for the following items: heat; light; water and sewer charges; power; waste disposal; janitorial services; window cleaning; materials and supplies for the building; equipment and tools; security; elevators; service agreements on equipment and their maintenance and repairs; insurance premiums for the same type of coverage as presently carried in commercially reasonable amounts; licenses, permits and inspection fees; wages and salaries of employees and agents for work related to the Building; employee benefits and payroll taxes; ground rent increases; management fees (which may, however, be paid to Landlord at commercially prevailing rates); maintenance of the Building and grounds; depreciation on personal property; the cost of contesting the validity or applicability of any governmental enactments which may affect operating expenses; capital expenditures required to comply with governmental laws, rules and regulations for energy, conservation or environmental purposes; accounting expenses related to the ownership, operation and maintenance of the Building, but not related solely to the ownership entity; legal expenses, but not including those for disputes with other tenants, negotiations regarding other leases, or those associated with the sale or financing of the Building. Such expenses shall not include capital expenses, fines (except those caused by Tenant or its agents, employees or invitees); expenses for which Landlord is directly reimbursed by another tenant or third party; real estate commissions and tenant improvements for other tenants; excess energy costs resulting from other tenants' use after normal business hours; deductible portions of any insured loss and any underlying ground rent, and costs of correcting any Code violations not caused by Tenant or Tenant's use.

          For the purposes of this Lease, operating expenses shall not include taxes covered under subparagraph 5.3 below, interest expenses, advertising costs, leasing commissions, depreciation on the Building itself, or the cost of capital expenditures, provided, however, that in the event Landlord makes capital improvements which have the effect of reducing operating expenses during the lease term, Landlord may amortize its investment in said improvements as an operating expense in accordance with GAAP provided that such amortization is not at a rate greater than the anticipated savings in the operating expenses.

               (c) Calculation.  Tenant's proportionate share of the operating
                   -----------
expenses shall be twenty-five percent (25%).

               For purposes of this paragraph and rental calculation, Tenant's rentable square feet shall be 16,789 and no subsequent calculation which discloses any variation therefrom in the Premises or the Building shall alter rental due hereunder or otherwise affect any calculation or provision of this lease.

               (d) Payment. Within a reasonable time after the end of each
                   -------
calendar year, Landlord shall compute the amount of adjustment, if any, for the prior year. The difference between the amount of the adjustment and the amount of rent adjustment actually paid by Tenant for the prior year shall be payable in full at the time the next monthly rent payment is due. If there is an amount owing by Tenant, the amount owing shall be added to the monthly rent payment and if there is an amount owing by Landlord it shall be offset against the next monthly rent payment coming due; and if Landlord has estimated more than 10% greater expenses than actually experienced, Landlord shall pay Tenant interest at 12% on the sums so offset. In addition, at the time of the next monthly rent payment after the amount of adjustment is computed, 1/12 of the amount of the adjustment multiplied by the number of monthly rent payments made to date in the then current calendar year shall be added to the next monthly payment if the adjustment is upward or subtracted from the next rent payment coming due if the adjustment is downward. The next monthly rent payment also shall be adjusted by 1/12 of the amount of the adjustment, with the amount of monthly rent as adjusted to continue each month thereafter until the rent is adjusted the following year pursuant to this paragraph. Tenant or its representatives at Tenant's expense may review Landlord's operating records for the Building no more than once each calendar year. If such review discloses an overcharge to Tenant of more than 5%, Landlord will pay the reasonable charges of such review.

          5.3  Adjustment for Taxes.  Tenant shall pay to or receive a credit
               --------------------
from Landlord for an amount equal to its proportionate share of any increase or decrease in direct taxes paid or incurred by Landlord in any tax year above or below the direct taxes paid or incurred by Landlord during the base year, said base year being that tax year in which the lease begins. On or after November 1st of any tax year subsequent to the base year, Landlord shall provide notice to Tenant of the amount of direct taxes for said tax year and the amount of any increase or decrease over the base tax year payable by Tenant. In the event of any increase in such direct taxes, Tenant shall pay one-half of its share of such increase to Landlord on or before December 10th of the same tax year, and Tenant shall pay the remaining one-half of its share of such increase on or before April 10th of the same tax year. In the event of a decrease in the amount of direct taxes for such tax year over the base tax year, Tenant shall be entitled to a credit for its share of the amount of such decrease against the rental next becoming due (unless Tenant is in default in the performance of any of the terms, covenants or conditions of this Lease or in the payment of any rental hereunder). The determination and statement of the direct taxes payable by Tenant shall be made and certified by Landlord. Tenant shall have the right to audit such statement at its expense.

          The term "direct taxes" as used herein shall include all real property taxes on the Building, the land on which the Building is situated, and the various estates in the Building and the land, including, but not limited to, all taxes payable by Landlord by reason of its ownership of the Building and the leases (other than net income taxes) whether or not now customary or within the contemplation of the parties hereto, all real estate taxes or personal property taxes and other taxes, charges and assessments which are levied solely with respect to the Building and any improvements, fixtures and equipment and all other property of Landlord, real or personal, located in the Building used in connection with the operation of the Building and the land upon which they are situated, and shall also include any taxes which shall be in lieu of real estate or personal property taxes. Tenant shall not be required to pay any municipal, county, state or federal income or franchise taxes of Landlord, or any succession, inheritance or transfer taxes of Landlord. If at any time after execution of this Lease and during the term the laws concerning the methods of real property taxation prevailing at the commencement of the term are changed so that a tax or excise on rents or any other such tax, however described, is levied or assessed against Landlord as a direct substitution in whole or in part for any real property taxes, tenant shall pay before delinquency (but only to the extent that it can be ascertained that there has been a substitution and that as a result Tenant has been relieved from the payment of real property taxes it would otherwise have been obligated to pay) the substitute tax or excise on rents. "Direct Taxes" shall include the cost to Landlord of contesting the amount or validity or applicability of any of the above-mentioned taxes. Net recoveries through protest, appeals or other actions taken by Landlord in its discretion, after deduction of all costs and expenses, including reasonable attorneys and other fees, shall be deducted from direct taxes for the year of receipt. Tenant shall not be obligated to pay Landlord's estate, inheritance or death taxes or taxes due to internal sale, refinance or voluntary restructure of the entity owning the Building.

     6.   CONSTRUCTION ON PREMISES:
          ------------------------

          6.1  Condition of Premises.  Tenant acknowledges that it has
               ---------------------
thoroughly inspected the premises with the assistance of a licensed general contractor and such other experts as it deems necessary and accepts the premises "as is." Landlord makes no warranty whatsoever with respect to the condition of the premises or that any utility services provided to the premises are in form or amount suitable for Tenant's use except as follows: (a) the electrical, heating, ventilation and air conditioning services shall be in working order upon delivery of the premises and with such capacity as would be adequate for general office use; (b) the premises will be delivered broom clean; (c) fallen tiles will be replaced; (d) all light lenses will be repaired and lights and light bulbs (40 watt) in working order; and (e) will have all windows washed inside and out within 60 days after Tenant's occupancy. Any punch list items will be completed by Landlord upon notice by Tenant. Tenant acknowledges that it has received reviewed and approved a report from Peter Culley & Associates, structural engineers, with reference to the Building, but that Landlord shall have no responsibility for the accuracy, completeness or contents of that report. Landlord will remove the existing MOJO sign on the outside of the Building.

          6.2  Construction.  The parties acknowledge that Tenant intends to
               ------------
improve the premises after the delivery of possession. All such improvements shall be made by a licensed general contractor. Prior to the commencement of any construction or demolition on the premises, Tenant shall submit to Landlord for its reasonable approval: (i) the name of its proposed licensed general contractor, (ii) plans and specifications for all proposed work, and (iii) any change orders. Prior to the commencement of any construction, Tenant's general contractor shall furnish a full payment and performance bond in form and by a bonding company reasonably satisfactory to Landlord, which bond shall name Landlord as an additional insured. Landlord's approval of such plans and specifications expresses no opinion or warranty that same are suitable, practical or in conformity with Code. Within 15 days of Tenant's receipt of bills, invoices and statements, Tenant shall pay the same in full directly to the contractor or subcontractors to whom payment is due, and Tenant shall take all steps reasonably necessary to obtain appropriate mechanic's lien releases when making such payments; provided, however, Tenant shall have the right to reasonably contest the accuracy or legitimacy of said bills, invoices and statements by refusing to make payment when in good faith it determines that payment is not due in whole or in part. In the event that Tenant does dispute or contest such bills, it shall, promptly upon the written request of Landlord, record at Tenant's sole cost and expense a Mechanic's Lien Release Bond to free the premises from the applicable mechanic's lien. Any improvements or alterations commenced by Tenant shall be diligently pursued to completion. Landlord may require Tenant to remove its improvements except those improvements outlined on Exhibit C and restore the premises to their present condition, normal wear and tear excepted, at the end of the lease term, all such work to be completed prior to the last day of the term, if Landlord notifies Tenant that such improvement may need to be removed at the time Landlord approves plans therefor. Tenant may remove any heating, water, ventilation, electrical or air conditioning machinery or systems it installs provided that upon such removal Tenant shall repair any damage caused by such removal and shall restore the remaining Building system to a coherent usable system in the condition it was in at commencement of the term hereof, including balancing any system left unbalanced by such removal.

          6.3  Cost of Construction.   All cost of construction shall be borne
               --------------------
by Tenant. Construction costs shall include all direct and indirect costs of construction including, without limitation, permits, contractors' fees, materials, architects' fees (except for Landlord's in-house architect), utilities' fees and charges, any additional air conditioning capacity, all costs of complying with Code and the San Francisco Commercial Energy Conservation Ordinance for work within the premises, and all other costs associated with improving the premises from their present state or making any other change or improvement to the Building or its services required by Tenant's use or improvements.

          6.4  Landlord's Improvements.  Landlord may enter upon the premises
               -----------------------
from time to time to make those improvements to the premises or the Building which it is obligated or wishes to make including improvements for the benefit of other tenants. Landlord will make such improvements outside of normal business hours at Tenant's request if Tenant pays for all additional costs occasioned thereby. Landlord may place columns or ducts in the premises and Tenant's rental shall be reduced proportionately on a per square foot basis for any space in the premises taken by Landlord. Notwithstanding the foregoing, Landlord may not take more than a total of 200 square feet nor make any such improvements if such would substantially interfere with Tenant's use of the premises after their improvement by Tenant. Any such improvements shall be made by Landlord in a manner such as is reasonably calculated to disturb Tenant's use and occupancy of the premises the least and upon Tenant's reasonable approval as to location. Landlord shall finish such columns or ducts in a manner consistent with Tenant's decor.

          6.5  Fourth Floor Improvements.  The parties acknowledge that Landlord
               -------------------------
is in the process of leasing the fourth floor of the building and that some demolition and construction involving disruptive noise may occur in the future from such construction devices as jackhammers and concrete guns. Landlord and Tenant will cooperate reasonably so as to schedule such work and Tenant's production recording so as to interfere as little as reasonably possible with Tenant's use of the Premises. Landlord will schedule such disruptive work as jackhammers and concrete guns for no more than four hours per day during normal working hours for no more than 25 week days and will attempt to coordinate such work with Tenant's reasonable requirements. Such work in addition to those hours shall be done outside of normal working hours. Tenant may require all such work to be done outside of normal working hours if it pays all costs occasioned thereby including increased labor costs. One elevator of the Building may be dedicated to construction during such work.

          6.6  Personal Property on Premises.  Landlord cannot warrant title to
               -----------------------------
any personal property on the premises which was abandoned by the previous tenant, but Tenant may use and incorporate into its construction or demolish any existing fixtures on the premises. Any such demolition of any portion of the premises or fixtures shall be undertaken only as part of construction by Tenant of its improvements.

     7.   USES:
          ----

          7.1  Third Floor.  The premises shall be used solely for general
               -----------
office purposes and film and video production and recording and for no other use or purpose without the prior written consent of Landlord. Tenant shall not do or suffer anything to be done in or about the premises, nor shall Tenant bring or allow anything to be brought into the premises, which will in any way increase the rate of any fire insurance or other insurance upon the Building or its contents, cause a cancellation of said insurance or otherwise affect said insurance in any manner. Tenant also shall not do or suffer anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other occupants of the Building or injure or annoy said occupants, nor shall Tenant use or suffer the premises to be used for any unlawful purposes.
In no event shall Tenant cause or suffer to be caused any nuisance in or about the premises, and no loudspeakers or similar devices except a paging system shall be used without the prior written approval of Landlord. Tenant further agrees not to commit or suffer to be committed any waste in or upon the premises. The provisions of this paragraph are for the benefit of Landlord only and shall not be construed to be for the benefit of any other tenant or occupant of the Building.

          7.2  Use of Roof.  Tenant is hereby granted the right to use that
               -----------
portion of the roof outlined in red on Exhibit A hereto for use solely for the
                                       ---------
installation, maintenance and use of a communications antenna/dish, the dimensions of which shall be no larger than six feet in diameter and the height of which shall be no greater than 10 feet, including all supporting structures. Landlord makes no representation or warranty as to whether the roof of the building is suitable for construction and support of such an intended use, nor whether such an intended use is in compliance with all applicable governmental regulations or could be objected to by any member of the public or adjoining landowners. Prior to the commencement of any construction with respect to such an antenna/dish, Tenant shall obtain and keep in force throughout its use of the roof area all necessary permits, approvals and permissions of any and all governmental and regulatory agencies and authorities and any other persons necessary for such maintenance, use and operation of such facilities on the roof and shall provide Landlord with written evidence of such compliance upon Landlord's request. Prior to commencement or any construction for use of the roof as contemplated herein, Tenant shall submit plans and specifications to Landlord for Landlord's approval, which approval shall not be unreasonably withheld; provided, however, at Landlord's option Tenant shall pay the fee of Landlord's structural engineer to review such plans for Landlord, not to exceed $1,000.

          Tenant shall also have the right at its sole expense to run electrical conduits from its premises on the third floor to the roof through the existing stack of electrical, telephone or janitorial stacks or closets in the Building. Such installation shall be done only in compliance with all applicable codes and with Landlord's prior written approval, which shall not be unreasonably withheld. At the termination of the lease for any reason, Tenant shall remove any and all installations on the roof, repair the roof, and remove any and all electrical or other installations as described above, returning the premises and all portions of the Building and the roof to their condition prior to any installation by Tenant. Tenant shall paint the roof installations in such color as directed by Landlord provided paint does not interfere with these installations. Tenant shall be responsible for the cost of any electricity used or consumed in connection with the use of the roof premises. Tenant shall be responsible for any damage to the roof or Building caused by its use, maintenance, construction or service of these facilities, and for that of its employees, agents, contractors, and invitees, and Tenant shall use due care and its best efforts to prevent damage and/or leaks from occurring in the roof by reason of its activities. Tenant does hereby expressly indemnify, hold harmless, protect and defend Landlord for and against any and all costs, expenses, liabilities, claims and attorneys' fees suffered or claimed against Landlord by reason of Tenant's installation and use on the roof, including, without limitation, claims by third parties of leaks caused by Tenant's use of the roof.

     8.   SERVICES AND UTILITIES:
          ----------------------

          8.1  Landlord's Obligation to Furnish.  Provided that Tenant is not in
               --------------------------------
default under the terms and conditions of this Lease, and subject to the provisions elsewhere herein contained and to the rules and regulations of the Building, Landlord agrees to furnish the premises with heat, water, air conditioning and electricity Monday through Friday 7:00 a.m. through 6:00 p.m. (holidays excepted) in an amount reasonably required in Landlord's judgment for the comfortable occupation of the premises. Landlord shall supply elevator service, which shall mean service by non-attended automatic elevator around the clock, and janitorial service Monday through Friday (holidays excepted). Janitorial services will be provided pursuant to minimum specifications or their equivalent as attached as Exhibit B hereto and
                                                          ---------
shall include window washing twice each year. Landlord shall furnish Tenant with chilled water not to exceed [quantity and rate of flow to be reasonably mutually agreed upon], provided that Tenant shall be responsible for all costs and construction necessary for the delivery of the water to the premises but not for the cost of the water itself. Tenant shall not interfere with the normal operation of the Building systems by tapping into such water supply. Tenant may at its expense operate either an after hours chilled water pump or operate Landlord's system.

          Landlord will maintain the common areas in a clean and efficient manner. Tenant acknowledges that Landlord will not provide lobby guard or security service outside normal working hours and assumes the risk of using the Building outside such hours in the absence of a guard. At Tenant's request and expense, Landlord will provide guard service for expanded hours. Landlord will cause the windows of the premises to be washed at least annually.

          8.2  Payment.  In the event any Building services or utilities are
               -------
used in excess of the above by reason of longer hours, more days, or use different than other general office tenants of the Building, Tenant shall pay monthly for such upon presentation of invoice. Tenant shall pay to Landlord the cost of any meters and their installation and maintenance, any additional cost incurred by Landlord in accounting for the resources consumed, and for the amount of the additional resources consumed at the rates charged by the local public utility or agency furnishing the same. Any sums payable under this paragraph shall be considered additional rent and may be added to any installment of rent thereafter becoming due, and Landlord shall have the same remedies for a default in payment of such sum as for a default in the payment of rent. At Landlord's option, Tenant will either pay the reasonable cost for installation of separate meters for consumption of utilities on the premises or will reimburse Landlord for the cost of an annual audit of such use by an electrical engineer, whose determination shall be binding as to Tenant's additional usage. Tenant shall pay the cost or estimated cost thereof monthly.

          8.3  Interruptions.  Landlord shall use reasonable efforts to remedy
               -------------
any interruption in the furnishing of services and utilities. However, Landlord shall not be liable for any failure to provide or any reduction in any of the above services or utilities if such failure or reduction is caused by the making of repairs or improvements to the premises or to the Building, the installation of equipment, Acts of God or the elements, labor disturbances of any character, or any other accidents or conditions whatsoever beyond the reasonable control of Landlord, or rationing or restrictions on the use of said services and utilities due to energy shortages or other causes, whether or not any of the above result from acts or omissions of Landlord; provided, however, that if such interruption makes it impossible for Tenant to occupy and use the premises for its business for more than five consecutive business days, Tenant may thereafter be entitled to a pro rata rental reduction until such interruption is remedied.
     --- ----
Furthermore, Landlord shall be
entitled to cooperate voluntarily in a reasonable manner with the efforts of national, state or local governmental bodies or utilities suppliers in reducing energy or other resources consumption and such cooperation shall under no circumstances allow Tenant to rental reduction.

     9.   TAXES PAYABLE BY TENANT:
          -----------------------

          Tenant shall pay before delinquency any and all taxes levied or assessed and which become payable by Landlord (or Tenant) after execution of and during the term of this Lease (excluding, however, state and federal personal or corporate income taxes measured by the income of Landlord from all sources, capital stock taxes, and estate and inheritance taxes), whether or not now customary or within the contemplation of the parties hereto, which are based upon, measured by or otherwise calculated with respect to: (a) the gross or net rental income of Landlord under this Lease, including, without limitation, any gross receipts tax levied by any taxing authority, or any other gross income tax or excise tax levied by any taxing authority with respect to the receipt of the rental payable hereunder; (b) the value of Tenant's equipment, furniture, fixtures or other personal property located in the premises; (c) the possession, lease, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the premises or any portion thereof; (d) the value of any leasehold improvements, alterations or additions made in or to the premises regardless of whether title to such improvements, alterations or additions shall be in Tenant or Landlord; or (e) this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the premises.

     10.  COMPLIANCE WITH LAW:
          -------------------

          Tenant shall not do or suffer anything to be done in or about the premises which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all said governmental measures and also with the requirements of any board of fire underwriters or inspectors or other similar body now or hereafter constituted to deal with the condition, use or occupancy of the premises by Tenant, excluding changes not related to or affected by Tenant's alterations, use, additions or improvements. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures or requirements shall be conclusive of that fact as between Landlord and Tenant.

     11.  ALTERATIONS:
          -----------

          Other than the construction specified in paragraph 6.2, Tenant shall not make or suffer to be made any alterations, additions or improvements to the premises or any part thereof, including the attachment of any fixtures or equipment, without obtaining Landlord's prior written consent, which consent shall not be unreasonably withheld. When applying for such consent, Tenant shall furnish complete plans and specifications for such alterations, additions or improvements. All alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or upon the premises either by Landlord or Tenant, shall at once become part of the realty and belong to Landlord and, at the end of the term hereof, shall remain on the premises without compensation of any kind to Tenant except as herein provided in this Lease, except as otherwise provided in this Lease. Movable furniture and equipment shall remain the property of Tenant. Notwithstanding any other provision contained in this Lease, Tenant agrees that it shall, upon Landlord's written request, at its sole cost and expense, promptly remove any alterations, additions, fixtures or improvements designated by Landlord to be removed and repair any damage to the premises resulting from such removal if Landlord has designated that such items may need to be removed at the time it gives approval for their installation. Such removal shall be made prior to the expiration or termination of this lease if Landlord gives Tenant such written request no less than thirty (30) days prior to the expiration or termination of this Lease. All work done by or for Tenant costing in excess of $10,000 per set of improvements shall be performed by a licensed general contractor who shall provide a full payment and performance bond naming both Landlord and Tenant as insured.

     12.  REPAIR:
          ------

          By taking possession of the premises, Tenant accepts the premises as being in the condition in which Landlord is obligated to deliver them. Tenant shall at all times during the term of this Lease, at its sole cost and expense, keep the premises in good and sanitary order, condition and repair, damage thereto by fire, earthquake, Act of God or the elements excepted. To the extent allowed by law, Tenant hereby waives all benefits of and rights under California Civil Code Sections 1932(1), 1941 and 1942 and under any similar law, statute, or ordinance now or hereafter in effect. Except as provided for in this Lease, upon the expiration or sooner termination of this Lease, Tenant shall surrender the premises to Landlord, together with all alterations, additions, fixtures, improvements and repairs which have been made thereto, in the same condition as delivered, ordinary wear and tear and damage by fire, earthquake, Act of God or the elements excepted. Landlord has no obligation to alter, add to, improve, repair, remodel or paint the premises. Tenant also acknowledges that Landlord has made no representations regarding the condition of the premises or the Building and, without limiting the generality of the foregoing, Tenant acknowledges that Landlord has made and is making no representation or warranty, either expressed or implied with respect to sound transfer for any reason.

     13.  LIENS:
          -----

          Tenant shall not permit any mechanics', materialmen's or other liens to be filed against the real property of which the premises form a part nor against the Tenant's leasehold interest in the premises. The Landlord shall have the right at all reasonable times to post and keep posted on the premises any notices which it deems necessary for protection from such liens and Tenant shall give Landlord at least ten (10) days' prior notice of the date of commencement of any construction on the premises in order to permit the posting of such notices. If any such liens are filed, Landlord may after notice, without waiving its rights and remedies based on such breach by Tenant and without releasing Tenant from any obligations, cause such liens to be released by any means it deems proper, including payment in satisfaction of the claim giving rise to such lien. Tenant shall pay to Landlord at once, without notice or demand, any sum paid by Landlord to remove such liens together with Landlord's costs and attorneys' fees and interest at the rate of fifteen percent (15%) per annum from the date of payment.

     14.  INDEMNIFICATION:
          ---------------

          As material part of the consideration for this Lease, Tenant hereby assumes all risks and waives all claims against Landlord for any damage to any property or any injury to or death of any person in or about the premises or the Building arising at any time and from any cause whatsoever other than by reason of the negligent or willful act of Landlord, or its agents, or employees or contractors. Tenant agrees to hold Landlord harmless against all claims or liability for any injury or damage to any person or property whatsoever: (a) occurring in, on, or about the premises or any part thereof; and (b) occurring in, on, or about any facilities (including without limitation to the generality of the term "facilities," elevators, stairways, passageways or hallways) the use of which Tenant may have in conjunction with other tenants of the Building, when such injury or damage shall be caused in part or in whole by the act, neglect, fault of, or omission of any duty with respect to the same, by Tenant, its agents, servants, employees or invitees. Tenant further agrees to indemnify and save harmless the Landlord against and from any and all claims by or on behalf of any person, firm or corporation, arising from the conduct or management of any work or thing whatsoever done by the Tenant in or about or from transactions of the Tenant concerning the premises, and will further indemnify and save the Landlord harmless against and from any and all claims arising from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of the Tenant to be performed pursuant to the terms of this Lease, or arising from any act or negligence of the Tenant, or any of its agents, contractors, servants, employees or licensees, and from and against all costs, counsel fees, expenses and liabilities incurred in connection with any such claim or action or proceeding brought thereon. Furthermore, in case any action or proceeding is brought against Landlord by reason of any such claims or liability, Tenant agrees to defend such action or proceeding at Tenant's sole expense. The provisions of this paragraph shall survive the expiration or termination of this Lease with respect to any claims or liability arising prior to such expiration or termination. Landlord shall indemnify Tenant against all claims for injury to persons or property arising out of the negligence or willful act of Landlord.

     15.  INSURANCE:
          ---------

          Tenant shall to purchase at its own expense and keep in force during the term of this Lease a policy of comprehensive liability insurance, including public liability and property damage, in the amount of $500,000 for property damage and $500,000 per person and $1,000,000 per occurrence for personal injuries or deaths of persons occurring in or about the premises. Said policy shall: (a) name Landlord as an additional insured; (b) be issued by an insurance company which is reasonably acceptable to Landlord and licensed to do business in the State of California; and (c) provide that said insurance shall not be cancelled unless ten (10) days' prior written notice shall have been given to Landlord. Said policy or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the term of this Lease and upon each renewal of said insurance. No more often than every three years, Landlord may require Tenant to increase the amount of such coverage if the amount of such coverage is no longer equal to prevailing standards. Tenant's insurance may be pursuant to a blanket policy with such limits applicable to each location.

     16.  SUBROGATION:
          -----------

          Landlord and Tenant hereby waive any right that each may have against the other on account of any loss or damage arising in any manner which is covered by policies of insurance for fire and extended coverage, theft, public liability, workmen's compensation or other insurance now or hereafter existing during the term hereof. The parties each agree to use their reasonable best efforts to have their respective insurance companies waive any rights of subrogation that such companies may have against Landlord or Tenant, as the case may be.

     17.  ASSIGNMENT AND SUBLETTING:
          -------------------------

          Tenant shall not sell, assign, encumber or otherwise transfer by operation of law or otherwise this Lease or any interest herein, sublet the premises or any part thereof, or suffer any other person to occupy or use the premises or any portion thereof, without the prior written consent of Landlord, which consent shall not be unreasonably withheld. Any subletting or assignment hereunder by Tenant shall not result in Tenant being released or discharged from any liability under this Lease. As a condition to Landlord's prior written consent as provided for in this paragraph, the subtenant or assignee, as the case may be, shall agree in writing to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease, and Tenant shall deliver to Landlord, promptly after execution, an executed copy of each sublease or assignment, as the case may be, and an agreement of said compliance by each sublessee. Landlord's consent to one sale, assignment, encumbrance, subletting, occupation, lien or other transfer shall not be deemed to be a consent to any subsequent occurrence and any such transaction which does not comply with the provisions of this paragraph 17 shall be void. Any sale or other transfer, including by consolidation, merger or reorganization, of a majority of the voting stock of Tenant, if a Tenant is a corporation, at any time in the aggregate during the term of this lease, or any sale or other transfer of a majority of the partnership interests in Tenant (other than a public stock offering), if Tenant is a partnership, at any time in the aggregate during the term of this lease shall be an assignment for purposes of this paragraph 17. Notwithstanding the foregoing, Tenant may assign or sublet without Landlord's permission to a subsidiary or parent corporation.

          Tenant shall pay all costs of any subletting or assignment, including without limitation, real estate commissions and Landlord's reasonable attorneys fees expended in connection therewith not to exceed $500. Any net profit from any subletting or assignment shall be paid one-half to Landlord and one-half to Tenant by any assignee or subtenant after payment of expenses. Such net profit shall include, without limitation, any increase in rental, payable either in cash or other consideration such as services (exclusive of rendered services), over that paid by Tenant under this Lease and any other consideration (or its cash equivalent) for execution of the assignment or sublease. Net profit shall be determined by taking into account Tenant's reasonable and customary out of pocket expenses in subleasing and, for any physical subtenant improvements paid for by Tenant in excess of $25,000, interest on such sums at twelve percent (12%) over the term of the sublease. As a condition to any subletting or assignment, all assignees and subtenants shall verify in writing to Landlord all consideration paid or given or to be paid or given for such sublease or assignment. Notwithstanding the foregoing, Tenant shall not be required to account for any profit it makes from subtenants for up to a total of 4,000 square feet whose premises are not separately demised and who pay all or a substantial portion of their rent by rendering services for Preview Media, Inc.

     18.  RULES AND REGULATIONS:
          ---------------------

          Tenant shall faithfully comply with the rules and regulations, together with all modifications and additions thereto applying to the a Building and other tenants thereof adopted by Landlord from time to time in writing. Landlord shall not be responsible for the non-performance by any other tenant or occupant of the Building of any of said rules and regulations. A copy of Landlord's Rules are attached to this lease. Such Rules shall not enlarge the obligations of the parties hereto nor reduce their rights hereunder.

     19.  ENTRY BY LANDLORD:
          -----------------

          Upon reasonable notice, or in an emergency without notice, Landlord shall have the right to enter the premises: (a) to inspect them, (b) to supply any service provided to Tenant hereunder, (c) to show the premises to prospective purchasers, lenders or tenants; provided that showing to prospective tenants shall be only during the last nine months of the term hereof unless Tenant has cancelled this lease or is in default hereunder, (d) to post notices of nonresponsibility, (e) to alter, improve or repair the premises and any portion of the Building, and (f) to erect scaffolding and other necessary structures, where required by the work to be performed, all without reduction of rent. Tenant hereby waives any claims for damages for any injury to or interference with Tenant's business or quiet enjoyment of the premises or any other loss occasioned by such entry, but Landlord shall use reasonable efforts to avoid interrupting Tenant's quiet enjoyment of the premises. Landlord shall at all times have a key to unlock all of the doors in and about the premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any means which Landlord deems proper to open said doors in any emergency, and any such entry to the premises shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into the premises or a detainer of the premises or an eviction of Tenant from any portion of the premises.

     20.  INSOLVENCY OR BANKRUPTCY:
          ------------------------

          The appointment of a receiver to take possession of all or substantially all of the assets of Tenant, or any assignment by Tenant for the benefit of creditors, or any action taken or suffered by Tenant under any insolvency, bankruptcy, or reorganization act, shall at Landlord's option constitute a breach of this lease by Tenant if not released within 180 days. On the happening of any such event or at any time thereafter this lease shall terminate 30 days after written notice of termination from Landlord to Tenant. In no event shall this lease be assigned or assignable by operation of law or by voluntary or involuntary bankruptcy proceedings or otherwise and in no event shall this lease or any rights or privileges hereunder be an asset of Tenant under any reorganization proceedings. In the event that any provisions of this paragraph are not enforceable as a matter of law, Landlord shall retain its rights under paragraph 17 above. Nothing contained herein shall be deemed to diminish Landlord's rights in the event of bankruptcy or enlarge the time of Tenant as bankrupt or the trustee in bankruptcy to elect to assume or reject the lease.

     21.  DEFAULT:
          -------

          The failure to perform or honor each covenant, condition and representation made under this Lease shall constitute a default hereunder by Tenant upon expiration of the appropriate grace period hereinafter provided. Tenant shall have a period of three (3) business days from the date of written notice from Landlord within which to cure any default in the payment of rental or adjustment thereto or any other sums hereunder. Tenant shall have a period of ten (10) days, after written notice from Landlord within which to cure any other default under this Lease; provided, however, that with respect to defaults which cannot be reasonably cured within ten (10) days, the default shall not be deemed to be uncured if Tenant commences to cure within ten (10) days from Landlord's notice and continues to prosecute diligently the curing thereof.
Said written notices shall constitute those required under CCP (S) 1161 et seq.
                                                                        -- ---
Upon an uncured default of this Lease by Tenant, Landlord shall have the following rights and remedies in addition to any other rights or remedies available to Landlord at law or in equity:

          (a) The rights and remedies provided by California Civil Code Section 1951.2, including but not limited to, recovery of the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to Section 1951.2(b);

          (b) The rights and remedies under the Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession. Acts of maintenance or preservation, efforts to relet the premises, or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession;

          (c) The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;

          (d) The right and power, as attorney-in-fact for Tenant, to enter the premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to applicable California law. Landlord, as attorney-in-fact for Tenant, may from time to time sublet the premises or any part thereof for such term or terms (which may extend beyond the term of this Lease) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the premises. Upon each such subletting, (i) Tenant shall be immediately liable to pay to Landlord, in addition to indebtedness other than rent due hereunder, any real estate commissions paid by Landlord in connection with such subletting and the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the rent hereunder for the period of such subletting (to the extent such period does not exceed the term hereof) exceeds the amount agreed to be paid as rent for the premises for such period or (ii) at the option of Landlord, rents received from such subletting shall be applied first, to payment of any indebtedness other than rent due hereunder, from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same becomes due hereunder. If Tenant has been credited with any rent to be received by such subletting under option (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under option (ii) during any month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. For all purposes set forth in this subparagraph (d), Landlord is hereby irrevocably appointed attorney-in-fact for Tenant, with power of substitution. No taking possession of the premises by Landlord, as attorney-in-fact for Tenant shall be, construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this lease for such previous breach; and

          (e) The right to have a receiver appointed for Tenant, upon application by Landlord, to take possession of the premises and to apply any rental collected from the premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subparagraph (d) above.

          (f) All sums due from Tenant to Landlord not paid when due shall bear interest at twelve (12%) percent per annum.

     22.  LANDLORD'S RIGHT TO CURE DEFAULT:
          --------------------------------

          All covenants and agreements to be kept or performed by Tenant under the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of rent. If Tenant shall be in default on its obligations under this Lease to pay any sum of money other than payment of rent or perform any other act hereunder, and if such default is not cured within the applicable grace period provided in paragraph 21 hereof, Landlord may, but shall not be obligated to, make such payment or perform any such act on Tenant's part without waiving its right based upon default of Tenant and without releasing Tenant from any obligations hereunder. All sums so paid by Landlord and all incidental costs, together with interest thereon at the rate of twelve (12%) percent per annum from the date of such payment or the incurrence of such cost by Landlord, whichever occurs first, shall be paid to Landlord on demand. In the event of nonpayment by Tenant, Landlord shall have, in addition to any other rights or remedies hereunder, the same rights and remedies as in the case of default.

     23.  DAMAGE BY FIRE OR CASUALTY:
          --------------------------

          23.1 Partial Damage - Insured.  In the event the Premises or the
               ------------------------
Building are damaged by any casualty which is covered under fire and extended coverage insurance carried by Landlord, then Landlord shall restore such damage provided insurance proceeds are available to pay eighty percent (80%) or more of the cost of restoration and provided such restoration can be completed within sixty (60) days after the commencement of the work in the opinion of a registered architect or engineer appointed by Landlord. In such event this Lease shall continue in full force and effect, except that Tenant shall be entitled to proportionate reduction of rent while such restoration takes place, such proportionate reduction to be based upon the extent to which the restoration efforts interfere with Tenant's business in the Premises. Notwithstanding the foregoing, if partial damage is not substantially repaired within 150 days of the occurrence of the damage, insured or uninsured, Tenant can cancel the lease.

          23.2 Partial Damage - Uninsured.  In the event the Premises or the
               --------------------------
Building are damaged by a risk not covered by Landlord's insurance or the proceeds of available insurance are less than eighty (80%) of the cost of restoration, or if the restoration cannot be completed within sixty (60) days after the commencement of work in the opinion of the registered architect or engineer appointed by Landlord, then Landlord shall have the option either to
(1) repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately abated as hereinabove provided, or
(2) give notice to Tenant at any time within thirty (30) days after such damage terminating this Lease as of a date to be specified in such notice, which date shall be not less than thirty (30) nor more than sixty (60) days after giving such notice. In the event of the giving of such notice, this Lease shall expire and all interest of Tenant in the Premises shall terminate on such date so specified in such notice and the rent, reduced by any proportionate reduction based upon the extent, if any, to which said damage interfered with the use and occupancy of Tenant, shall be paid to the date of such termination; Landlord agrees to refund to the Tenant any rent theretofore paid in advance for any period of time subsequent to such date. Notwithstanding the foregoing, if partial damage is not substantially repaired within 150 days of the occurrence of the damage, insured or uninsured, Tenant can cancel the lease.

          23.3 Total Destruction.  In the event the Premises are totally
               -----------------
destroyed or the Premises cannot be restored as required herein under applicable laws and regulations, notwithstanding the availability of insurance proceeds, this Lease shall be terminated effective the date of the damage.

          23.4 Damage Near End of the Term.  Notwithstanding anything to the
               ---------------------------
contrary contained in this Section 23, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Section 23 occurs during the last twelve (12) months of the term of this Lease or any extension thereof.

          23.5 Landlord's Obligations.  The Landlord shall not be required to
               ----------------------
repair any injury or damage by fire or other cause or to make any restoration or replacement of any panelings, decorations, partitions, railings, floor coverings, office fixtures or any other improvements or property installed in the Premises by Tenant or at the direct or indirect expense of Tenant. Tenant shall be required to restore or replace same in the event of damage. Except for abatement or rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration; nor shall Tenant have the right to terminate this Lease as a result of any statutory provision now or hereafter in effect pertaining to the damage and destruction of the Premises or the Building, except as expressly provided herein. Landlord shall maintain fire and extended coverage and liability policies in such form and in such amounts and with such companies as Landlord shall determine in its sole discretion.

     24.  EMINENT DOMAIN:
          --------------

          If any part of the premises or access thereto shall be taken or appropriated under the power of eminent domain or conveyed in lieu thereof, either party shall have the right to terminate this lease at its option. If any part of the Building shall be taken or appropriated under power of eminent domain or conveyed in lieu thereof, Landlord may terminate this Lease at its option. In either of such events, Landlord shall receive the condemnation award, except that Tenant may receive any relocation expenses payable and sums attributable to tenant fixtures and improvements for which it has paid. If a part of the premises shall be so taken or appropriated or conveyed and neither party hereto shall elect to terminate this Lease and the premises have been damaged as a consequence of such partial taking or appropriation or conveyance, the Landlord shall restore the premises continuing under this Lease at the Landlord's cost and expense; provided, however, that Landlord shall not be required to repair or restore any injury or damage to the property of Tenant or to make any repairs or restoration of any alterations, additions, fixtures or improvements installed on the premises by or at the expense of Tenant. Thereafter the rent to be paid under this Lease for the remainder of its term shall be proportionately reduced, such reduction to be based upon the extent to which the partial taking or appropriation or conveyance shall interfere with the business carried on by Tenant on the premises.

     25.  SURRENDER OP PREMISES:
          ---------------------

          A voluntary surrender or other surrender of this Lease by Tenant or the mutual cancellation of this Lease shall not work a merger. Any surrender or mutual cancellation of this Lease shall operate as an automatic assignment to Landlord of any subleases or subtenancies.

     26.  HOLDING OVER:
          ------------

          Any holding over after the expiration of the term of this Lease with the written consent of Landlord shall be a tenancy from month to month upon the same terms, covenants and conditions herein, the monthly rental shall be determined by Landlord and contained in the written consent, subject to adjustment as provided in paragraph 5 herein. Landlord may thereafter terminate such consensual tenancy on 30 days written notice. Acceptance by Landlord of rent after such expiration shall not result in any other tenancy or any renewal of the term of this Lease, and the provisions of this paragraph are in addition to and do not affect Landlord's right of re-entry or other rights provided under this Lease or by applicable law.

          If Tenant shall retain possession of the premises or any part thereof without Landlord's written consent following the expiration or sooner termination of this Lease for any reason, then Tenant shall pay to Landlord for each day of such retention double the amount of the daily rental for the last period prior to the date of such expiration or termination. Tenant shall also indemnify and hold Landlord harmless from any loss or liability resulting from delay by Tenant in surrendering the premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Alternatively, if Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for a period from month to month or for one year, whichever shall be specified in such notice.

     27.  SALE BY LANDLORD:
          ----------------

          In the event that Landlord sells or conveys the premises, Landlord shall be released from any liability arising thereafter based upon any of the terms, covenants or conditions, express or implied, which are contained in this Lease if the new owner agrees to assume obligations hereunder thereafter. In such event, Tenant agrees to look solely to Landlord's successor in interest for any liability under this Lease. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord shall transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security. Except as set forth in this paragraph, this Lease shall not be affected by any sale or conveyance of the premises by Landlord, and Tenant agrees to attorn in writing to Landlord's successor in interest.

     28.  ESTOPPEL CERTIFICATE:
          --------------------

          Within ten (10) days after notice from Landlord, Tenant shall execute and deliver to Landlord, in recordable form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of minimum monthly rent, the dates to which the rent has been paid in advance, the amount of any security deposit or prepaid rent, the fact that there are no current defaults under the Lease by either Landlord or Tenant except as specified in such statement, and such other matters requested by Landlord. Tenant acknowledges that any statement delivered pursuant to this paragraph may be relied upon by any mortgagee, beneficiary, purchaser or prospective purchaser of the Building or any interest therein. Failure to deliver the certificate within said ten (10) days shall be conclusive upon Tenant that this Lease is in full force and effect and has not been modified except as may be represented by Landlord. If Tenant fails to deliver the certificate within the ten (10) days, Tenant irrevocably constitutes and appoints Landlord as its special attorney-in-fact to execute and deliver the certificate to any third party.

     29.  SUBORDINATION AND ATTORNMENT:
          ----------------------------

          This Lease is and shall be subject and subordinate at all times to all ground or underlying leases which now exist or may hereafter be executed or amended affecting the Building or the land upon which the Building is situated, or both, and to the lien of any mortgages or deeds of trust in any amount or amounts whatsoever which now exist or may hereafter be executed or amended on or against the land and Building or either of them, of which the premises are a part, or on or against Landlord's interest or estate therein, without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand to Landlord such further instruments in recordable form evidencing such subordination of this Lease to such ground or underlying leases and to the lien of any such mortgages or deeds of trust as may be reasonably required by Landlord, including a statement from Tenant as to any claimed offsets of Tenant. In the event of the failure of Tenant to supply such writing within ten (10) days after request by Landlord, Tenant irrevocably appoints Landlord as its special attorney-in-fact to execute such instruments and record same for the benefit of any third party. As to any mortgages, deeds of trust or ground leases hereafter executed that affect Landlord's estate or any interest of Landlord in the real property or any part thereof of which the premises form a part or any renewals, modifications, replacements or extensions of existing mortgages, deeds of trust or ground leases, they shall not be effective to disturb the terms hereof or Tenant's occupancy hereunder so long as Tenant is not in default under the terms and conditions of this Lease.

          Upon the written request of the Landlord or any mortgagee or beneficiary of Landlord, Tenant will in writing attorn to any such mortgagee or beneficiary. Said agreement of attornment shall provide, among other things,
(a) that this Lease shall remain in full force and effect, (b) that Tenant shall pay rent to said mortgagee or beneficiary from the date of said attornment, (c) that mortgagee or beneficiary shall not be responsible to Tenant under the Lease except for obligations accruing subsequent to the date of such attornment, (d) that Tenant, in the event of foreclosure or deed in lieu thereof, will enter into a new lease with the lien holder acquiring title on the same terms and conditions as the existing Lease and for the balance of the term hereof, and (e) that Tenant shall be entitled to continued possession hereunder so long as it is not in default hereunder. In the event that Tenant fails to deliver such writing within 10 days after demand by Landlord, Tenant irrevocably appoints Landlord as its special attorney-in-fact to execute such document for Tenant.

          The provisions of this Lease may require approval by financial institutions which make the loans herein contemplated. If any such institution should require as a condition of such financing any modification of the provisions of this Lease, Tenant will approve and execute any such modifications, provided no such modifications shall relate to the rent payable hereunder, the length of the term or materially change the rights or obligations of Landlord or Tenant to each other.

     30.  WAIVER:
          ------

          If either party waives the performance of any term, covenant or condition contained in this Lease, such waiver shall not be deemed to be a waiver of the term, covenant or condition itself or a waiver of any subsequent breach of the same or any other term, covenant or condition contained herein. Furthermore the acceptance of rent by Landlord shall not constitute a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, regardless of Landlord's knowledge of such preceding breach at the time Landlord accepted such rent. Failure by Landlord to enforce any of the terms, covenants or conditions of this Lease for any length of time shall not be deemed to waive or to decrease the right of Landlord to insist thereafter upon strict performance by Tenant. Waiver by either party of any term, covenant or condition contained in this Lease may only be made by a written document signed by Landlord.

     31.  LANDLORD'S DEFAULT:
          ------------------

          If Tenant obtains a money judgment against Landlord resulting from any default or other claim, including any obligation of Landlord to carry insurance, arising under this Lease, such judgment shall be satisfied only out of the rents, profits and income received by Landlord with respect to its right, title and interest in the Building and the underlying real property. No other real, personal or mixed property of Landlord (or of any of the individuals who comprise Landlord) shall be subject to levy to satisfy any such judgment.

     32.  ATTORNEYS' FEES:
          ---------------

          In the event that any action or proceeding is brought to enforce any term, covenant or condition of this Lease on the part of Landlord or Tenant, the prevailing party in such litigation shall be entitled to reasonable attorneys' fees to be fixed by the Judge presiding in such action or proceeding.

     33.  NOTICES:
          -------

          Notices will be deemed to have been delivered upon the sooner of personal delivery or forty-eight (48) hours after they have been deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the Tenant at the premises and to Landlord at the Building office and to either of them at such other places as they may from time to time designate by written notice. Either may request duplicate notices to themselves or third parties. Any deed of trust holders shall have a reasonable opportunity after receipt of each such notice in which to cure all defaults on the part of Landlord. In the event it is necessary for said first deed of trust holders to enter upon the premises in order to effect said cure, the right of entry shall be deemed to have been granted by this provision. Landlord shall invoice Tenant for sums due hereunder as a convenience to Tenant but the failure of Landlord to send an invoice shall not be deemed an excuse for later payment.

     34.  DEFINED TERMS AND HEADINGS:
          --------------------------

          The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. Words used in masculine gender include the feminine and neuter, where applicable. If there is more than one Tenant, the obligations imposed under this Lease upon Tenant shall be joint and several.
The headings and titles to the paragraphs of this Lease are used for convenience only and shall have no effect upon the construction or interpretation of the Lease. No party other than Landlord and Tenant and their successors and assigns shall be entitled to the benefits of this Lease: there are no third party beneficiaries to this Lease.

     35.  TIME AND APPLICABLE LAW:
          -----------------------

          Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the State of California.

     36.  SUCCESSORS AND ASSIGNS:
          ----------------------

          Subject to the provisions of paragraph 17 hereof, the terms, covenants and conditions contained herein shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties hereto.

     37.  ENTIRE AGREEMENT:
          ----------------

          This Lease, together with its exhibits, contains all the agreements of the parties hereto and supersedes any previous negotiations. There have been no representations made by the Landlord, or anyone on its behalf including any brokers or professionals or contractors, or understandings made between the parties other than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties hereto. There shall be no third party beneficiaries of any term of this Lease. No person is authorized to make any representations on behalf of Landlord concerning the premises, the Building, Code or construction, and all discussions with any consultants or professionals, even if the same are employed by Landlord, may not be relied upon by Tenant.

     38.  SEVERABILITY:
          ------------

          If any provision of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law. If any payments or interest hereunder shall at any time be in violation of any California usury laws or otherwise in violation of law, they shall be reduced to an amount equal to the maximum permitted under California law.

     39.  QUIET ENJOYMENT:
          ---------------

          Landlord agrees to and shall in the commencement of this Lease place Tenant in quiet possession of the premises and shall secure it in the quiet possession thereof against all persons, including the previous tenant, lawfully claiming the same during the lease term. If Tenant should be ousted from the premises by a previous tenant despite Landlord's best efforts to prevent same, Landlord shall as Tenant's exclusive remedy pay Tenant four (4) months rental hereunder plus the amount of any unamortized out of pocket tenant improvements plus Tenant's reasonable moving costs.

     40.  LIGHT AND AIR:
          -------------

          Tenant covenants and agrees that no diminution of light, air or view by any structure which may hereafter be erected (whether or not by Landlord) shall entitle Tenant to any reduction of rent under this lease, result in any liability of Landlord to Tenant, or in any other way affect this lease or Ten ant's obligations hereunder.

     41.  OPTION TO RENEW:
          ---------------

          41.1 Option to Renew.  Provided Tenant is not in default under the
               ---------------
terms of this Lease either at the time of exercise of this option or at commencement of the option periods, Tenant shall have an option to renew this Lease for two (2) additional period of one (1) year each commencing upon the expiration of the initial term of the Lease. The second option may be exercised only if the first option is exercised. Said option shall be on the same terms, covenants and conditions contained herein except that the Base Rent shall be fixed in the manner set forth below. This option may be exercised only by written notice to Landlord delivered no later than 180 days prior to expiration of the initial term or of the first option period, as the case may be. The Base Rent during the option period shall be the fair market rental value of the Premises as of the first day of the option period. "Fair market rental value" shall be established in accordance with section 42.2 below. Notwithstanding the foregoing, the Base Rent shall not be less than the Base Rent payable immediately prior to the commencement of the option period.

          41.2 Fair Market Rental Value.  Fair market rental value shall be
               ------------------------
determined in the following manner. At least 135 days prior to the commencement of the option period, Landlord shall notify Tenant of its determination of fair market rental value for comparable renewal rental for a comparable term in comparable space in a comparable building. Tenant shall have 15 days from the date of such notice to notify Landlord that it disagrees with such determination and such notice shall either state that Tenant elects arbitration as set forth below or cancels its notice of exercise of option. In the event Tenant does not so timely notify Landlord, the fair market rental value shall be as established in Landlord's notice. In the event Tenant does notify Landlord of its election to arbitrate; Landlord and Tenant shall each specify the name and address of a person to act as the appraiser on its behalf. The appraiser shall be a licensed real estate appraiser or licensed real estate broker familiar with prevailing market rentals in the area and shall have at least 5 years commercial downtown San Francisco experience. The two appraisers so appointed shall appoint a third appraiser who shall be a competent and impartial person with qualifications similar to those required of the first two appraisers. If either party fails to appoint an appraiser, or the two appraisers fail to appoint a third, in either case, within 15 days after demand by either party, the necessary appraiser shall be appointed by the Presiding Law and Motion Judge of the San Francisco Superior Court or, in his failure or refusal to act, the then Dean of the Graduate School of Business of the University of California at Berkeley.

          If the two appraisers selected by Landlord and Tenant can not reach agreement on the fair market rental value, the rental shall be established by the three appraisers in accordance with the following procedure. The appraiser selected by each of the parties shall state in writing his determination of the fair market rental value. The appraisers shall arrange for a simultaneous delivery of such determinations to the third appraiser. The role of the third appraiser shall be to select which of the two proposed determinations most closely approximates his determination of the fair market rental value. The third appraiser shall have no right to propose a middle ground or any modification of either of the two proposed determinations. The determination he chooses as most closely approximating his determination shall constitute the decision of the appraisers and be final and binding upon the parties. Each party shall pay the cost of its own appraiser and shall share the cost of the third appraiser, if any.

          In the event the appraisers have not determined the fair market rental value as of the date for the rental adjustment, Tenant shall on an interim basis pay Landlord Base Rent based on the Landlord's determination of fair market rental value. In the event the appraisers' determination is less than Landlord's determination, Tenant shall be entitled to a credit against the next rental payment payable by Tenant hereunder in the amount of such difference. Alternatively, if the appraisers' determination is more than Landlord's determination, Tenant shall pay such difference with the next rental payment owing. The appraisers shall take into account setting a new base year for operating expenses and taxes.

     42.  OFFER:
          -----

          Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

     43.  BROKER:
          ------

          Landlord has a real estate brokerage agreement with Grubb & Ellis and will pay a commission thereunder to it. Landlord recognizes Cushman & Wakefield as the procuring broker for Tenant so far as Landlord is aware.

     44.  BUILDING IDENTITY:
          -----------------

          If Landlord causes the address of the Building to be changed during the term hereof, Landlord shall pay Tenant's cost of redoing its stationery and the printing of announcements.

     45.  HAZARDOUS MATERIAL:
          ------------------

          (a) Landlord has not made an investigation of the Building or premises for hazardous or toxic materials, asbestos or other materials constituting health hazards ("Hazardous Materials"), but represents and warrants that it has no knowledge of the presence of any Hazardous Materials in the Building or of any violation of any environmental laws related to the Building. Tenant warrants and represents that it has not in the past and will not in the future in the Building use any Hazardous Materials.

          (b) Landlord and Tenant shall notify each other as soon as either learns of or receives notices of any release of any toxic or Hazardous Materials on the property, the Building, the premises and/or the property adjacent to the property.

          (c) The cost or expense of any kind paid or incurred by Landlord in connection with the testing, removal or clean-up of Hazardous Materials on the property or the premises (unless caused by Tenant, its agents, employees or invitees) or otherwise in connection with the suspected violation or actual violation of any environmental laws, or any investigation in connection with the foregoing, or the compliance by Landlord with any environmental laws, shall not be passed through to Tenant as an operating expense or otherwise.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease on September 12, 1990.

                                    LANDLORD:

                                    BLUM'S BUILDING ASSOCIATES


                                           /s/Cecilia Dodge Mackie
                                    ------------------------------------
                                           CECILIA DODGE MACKIE


                                           /s/Edward J. Conner
                                    ------------------------------------
                                           EDWARD J. CONNER


                                           /s/Herbert P. McLaughlin
                                    ------------------------------------
                                           HERBERT P. McLAUGHLIN, JR.


                                           /s/David D. Dodge
                                    ------------------------------------
                                           DAVID D. DODGE


                                           /s/Stephen W. Dodge
                                    ------------------------------------
                                           STEPHEN W. DODGE

                                    AS TRUSTEES UNDER THE WILL OF
                                    H. NEWELL DODGE



                                    TENANT:

                                    PREVIEW MEDIA, INC.

                                    a    California Corporation
                                     -----------------------------------

                                    By:  /s/J. J. Hornthal
                                       ---------------------------------

                                      Its:  President
                                          ------------------------------

                               ADDENDUM TO LEASE

     The following shall constitute an Addendum to the Lease between BLUM BUILDING ASSOCIATES, Landlord, and PREVIEW MEDIA, INC., Tenant covering the third floor of the building at 747 Front Street, San Francisco, California.

     1.   Liability Insurance.  Section 15 of the Lease is clarified by
          -------------------
providing that the deductible portion of Tenant's comprehensive liability insurance policy shall not exceed $1,000.00.

     2.   Landlord's Insurance.  Section 23.5 of the Lease is clarified by
          --------------------
adding that Landlord shall not be required to provide fire and extended coverage insurance for Tenant's improvements, fixtures, equipment or personal property and Tenant shall be responsible for providing its own insurance for those items. In addition, the fact that Landlord may provide liability insurance shall not limit the liability insurance to be provided by Tenant under Section 15 of the Lease and Tenant's insurance shall be primary to any insurance provided by Landlord.

     3.   Option.  Section 41 is clarified to provide that Base Rent shall be
          ------
adjusted at the commencement of both the first and second option periods in accordance with the method for adjusting Base Rent as set forth in Section 41, provided, however, that Base Rent during the second option period shall not be less than Base Rent payable during the first potion period.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to lease on September 15, 1990.
                                    LANDLORD:

                                    BLUM'S BUILDING ASSOCIATES

                                           /s/Cecilia Dodge Mackie
                                    ------------------------------------
                                           CECILIA DODGE MACKIE


                                           /s/Edward J. Conner
                                    ------------------------------------
                                           EDWARD J. CONNER


                                           /s/Herbert P. McLaughlin
                                    ------------------------------------
                                           HERBERT P. McLAUGHLIN, JR.

                                           /s/David D. Dodge
                                    ------------------------------------
                                           DAVID D. DODGE


                                           /s/Stephen W. Dodge
                                    ------------------------------------
                                           STEPHEN W. DODGE

                                    AS TRUSTEES UNDER THE WILL OF
                                    H. NEWELL DODGE



                                    TENANT:

                                    PREVIEW MEDIA, INC.
                                    a    California Corporation
                                     -----------------------------------

                                    By:  /s/J. J. Hornthal
                                       ---------------------------------

                                       Its:  President
                                           -----------------------------

                            SECOND ADDENDUM TO LEASE

     This Second Addendum to Lease (the "Addendum") is made and entered into as of the date below written by and between BLUM'S BUILDING ASSOCIATES, Landlord, and PREVIEW MEDIA, INC., Tenant.

RECITALS
--------

     A. Landlord and Tenant are parties to that certain lease dated September 15, 1990 for the third floor of the building located at 747 Front Street, San Francisco, California, as amended pursuant to an Addendum to Lease (collectively, the "Lease").

     B. The parties are not prepared to consummate the transaction contemplated by the Lease without the modifications set forth in this Addendum.

AGREEMENT
---------

     NOW, therefore, the parties agree as follows:

     1. Paragraph 3.3 of the Lease is hereby amended to add the following at the end thereof:

          As a condition precedent to Tenant exercising its right to cancel under this paragraph 3.3, concurrently with the notice to Landlord of its election to cancel this Lease Tenant shall pay to Landlord a cancellation fee in the amount set forth on Exhibit A attached hereto. The reference to "month" in the attached Exhibit A means the month of the lease term in which the Lease is canceled and the "amount" is the amount payable by Tenant to Landlord.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Addendum to Lease on November __, 1990.

                                    LANDLORD:

                                    BLUM'S BUILDING ASSOCIATES


                                           /s/Cecilia Dodge Mackie
                                    ------------------------------------
                                           CECILIA DODGE MACKIE


                                           /s/Edward J. Conner
                                    ------------------------------------
                                           EDWARD J. CONNER

                                           /s/Herbert P. McLaughlin
                                    ------------------------------------
                                           HERBERT P. McLAUGHLIN, JR.


                                           /s/David D. Dodge
                                    ------------------------------------
                                           DAVID D. DODGE


                                           /s/Stephen W. Dodge
                                    ------------------------------------
                                           STEPHEN W. DODGE

                                    AS TRUSTEES UNDER THE WILL OF
                                    H. NEWELL DODGE



                                    TENANT:

                                    PREVIEW MEDIA, INC.
                                    a California Corporation

                                    By:  /s/J. J. Hornthal
                                       ---------------------------------

                                       Its:  President
                                           -----------------------------

                                  SCHEDULE A

              Amount remaining in month of effective termination
              --------------------------------------------------

                    MONTH       AMOUNT     MONTH    AMOUNT
                  --------   ----------    -----  ----------

                   1         $35,666.63      38   $13,672.21
                   2         $35,072.18      39   $13,077.76
                   3         $34,477.74      40   $12,483.32
                   4         $33,883.29      41   $11,888.88
                   5         $33,288.85      42   $11,294.43
                   6         $32,694.41      43   $10,699.99
                   7         $32,099.96      44   $10,105.54
                   8         $31,505.52      45   $ 9,511.10
                   9         $30,911.08      46   $ 8,916.66
                  10         $30,316.63      47   $ 8,322.21
                  11         $29,722.19      48   $ 7,727.77
                  12         $29,127.74      49   $ 7,133.33
                  13         $28,533.30      50   $ 6,538.88
                  14         $27,938.86      51   $ 5,944.44
                  15         $27,344.41      52   $ 5,349.99
                  16         $26,749.97      53   $ 4,755.55
                  17         $26,155.53      54   $ 4,161.11
                  18         $25,561.08      55   $ 3,566.66
                  19         $24,966.64      56   $ 2,972.22
                  20         $24,372.19      57   $ 2,377.78
                  21         $23,777.75      58   $ 1,783.33
                  22         $23,183.31      59   $ 1,188.89
                  23         $22,588.86      60   $   594.44
                  24         $21,994.42
                  25         $21,399.96
                  26         $20,805.53
                  27         $20,211.09
                  28         $19,616.64
                  29         $19,022.20
                  30         $18,427.76
                  31         $17,833.31
                  32         $17,238.87
                  33         $16,644.43
                  34         $16,049.98
                  35         $15,455.54
                  36         $14,861.09
                  37         $14,266.65

                             THIRD LEASE AMENDMENT

     This Lease Amendment is entered into on the date below written, at San Francisco, California, by and between BLUM'S BUILDING ASSOCIATES, Landlord, and PREVIEW MEDIA, INC., Tenant, with reference to the Lease between the parties for the premises located at 747 Front Street, San Francisco, California. The parties wish to amend the Lease in the following particulars:

     1. Tenant hereby waives, and the parties delete from the lease, all right to cancellation or termination of the Lease contained in paragraph 3.3(a) and
(b) of the Lease and the entire Second Amendment to the lease.

     2. Tenant shall have a rental credit as follows: Tenant shall be required to pay only one-half of the rental specified in paragraph 4.1 of the lease for a period of six weeks beginning May 1, 1991. At the end of that six-week period, rental shall return to the amount as specified in the Lease.

     The parties reaffirm and ratify all the other terms and conditions of the Lease.

                              BLUM'S BUILDING ASSOCIATES



Dated:  March 28, 1991        By: /s/Edward J. Conner
                                  -------------------------------
                                 Edward J. Conner



                              PREVIEW MEDIA, INC.



Dated:  March 31, 1991        By:      /s/J. J. Hornthal
                                  -------------------------------
                                 Its:  President
                                      ---------------------------

                           FOURTH AMENDMENT TO LEASE

     THIS FOURTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between BLUM'S BUILDING ASSOCIATES ("Landlord") and PREVIEW MEDIA, INC. ("Tenant").

RECITALS
--------

     A. Landlord and Tenant are parties to that certain lease dated September 15, 1990 for certain premises located at 747 Front Street, San Francisco, California, as amended pursuant to an Addendum to Lease dated September 15, 1990, a Second Addendum to Lease dated November __, 1990, and a Third Lease Amendment dated March 31, 1991. The lease as so amended is referred to herein as the "Lease."

     B. Landlord and Tenant desire to amend the Lease on the terms set forth below.

AGREEMENT
---------

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Premises. Commencing upon the Commencement Date, the Premises shall
          --------
include the approximately 3,000 square feet on the fourth floor of the building as marked on Exhibit A to this Amendment (the "Expansion Space").
             ---------

     2.   Rent. The base rent shall remain as provided in the Lease through the
          ----
Commencement Date. As of the Commencement Date, the base rent payable under paragraph 4.1 of the Lease shall be increased as follows:

                                            Amount of Increase
           Period                             in Monthly Rent
           ------                           ------------------
 through September 14, 1992                       $2,590
September 15, 1992-September 14, 1993             $3,300
September 15, 1993-September 14, 1994             $4,020
September 15, 1994-September 14, 1995             $4,250

     Landlord shall forbear form demanding the payment of the foregoing additional base rent for the period of time from the Commencement Date through eleven (11) months following the Commencement Date (the "Expansion Space Suspended Rent") provided that as of the date of signing this amendment there exists no uncured event of default under this Lease.

     3.   Condition of Expansion Space.  Landlord shall undertake at its expense
          ----------------------------
the improvements to the Expansion Space as set forth on Exhibit B.  Except as
                                                        ---------
set forth on Exhibit B, Tenant shall take the Expansion Space in its "as is"
             ---------
condition.

     4.   Commencement Date.  The Commencement Date shall be later of June 15,
          -----------------
1992 or the date that Landlord substantially completes the improvements set forth on Exhibit B. In the event that the Commencement Date has not occurred by
         ---------
August 1, 1992, Tenant shall have the right to cancel this Fourth Amendment. Tenant may exercise such right by giving Landlord written notice of its election no later than August 15, in which case this Fourth Amendment shall be null and void and the Lease shall continue in full force and effect.

     5.   Miscellaneous.  Defined terms in the Lease shall have the same meaning
          -------------
in this Amendment. The provisions of paragraph 7.1 shall apply to the Expansion Space. Except as amended by this Amendment, the Lease remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this First Amendment to lease as of the _____ day of June, 1992.

          Landlord:           BLUM'S BUILDING ASSOCIATES



                              By:    /s/Blum's Building Associates
                                 ---------------------------------------



          Tenant:             PREVIEW MEDIA, INC.



                              By:       /s/Preview Media, Inc.
                                 ---------------------------------------
                                 Its:  Vice President
                                     -----------------------------------

                            FIFTH AMENDMENT TO LEASE

     THIS FIFTH AMENDMENT TO LEASE (the "Amendment") is made and entered into as of the date below written by and between BLUM'S BUILDING ASSOCIATES ("Landlord") and PREVIEW MEDIA, INC. ("Tenant").

RECITALS
--------

     A. Landlord and Tenant are parties to that certain lease dated September 15, 1990 for certain premises located at 747 Front Street, San Francisco, California, as amended pursuant to an Addendum to Lease dated September 15, 1990, a Second Addendum to Lease dated November __, 1990, a Third Lease Amendment dated March 31, 1991, and a Fourth Amendment to Lease dated June __, 1992. The lease as so amended is referred to herein as the "Lease."

     B. Landlord and Tenant desire to amend the Lease on the terms set forth below.

AGREEMENT
---------

     NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereby agree as follows:

     1.   Term.  The initial term of the Lease is hereby extended to June 30,
          ----
2001.

     2.   Premises. Commencing upon the Commencement Date, the Premises shall
          --------
include the approximately 13,789 rentable square feet on the fourth floor of the building as marked on Exhibit A to this Amendment (the "Expansion Space").

     3.   Rent. The base rent shall remain as provided in the Lease through the
          ----
Commencement Date. As of the Commencement Date, the base rent payable under paragraph 4.1 of the Lease shall be as follows:

                                     Amount of
            Month                   Monthly Rent
            -----                   ------------
            1 - 7                      $19,000
            8 - 12                     $24,000
           13 - 36                     $27,500
           37 - 48                     $33,000
           49 - 50                     $38,500
           51 - 72                     $44,000
           73 - 84                     $48,000
           84 - June 30, 2001          $50,000

The parties shall execute a letter acknowledging the Commencement Date as soon as it has been determined in accordance with paragraph 5. If the Commencement Date occurs on a day other than the first day of a calendar month, rental for the first month shall be prorated between the old base rent and the new base rent based upon the number of days during such month that each such rental was in effect. In addition, the initial base rental set forth above shall run through the last day of the calendar month in which month 7 ends and all remaining rental months shall commence as of the first day of the calendar month. The base year for determining rental adjustments under paragraph
5.2 of the Lease shall be 1993. Prior to January 1, 1994, the Expansion Space shall not be included a part of the Premises for purposes of determining the rental adjustments under paragraph 5.2 of the lease.

     4.   Condition of Expansion Space.
          ----------------------------

          4.01 Initial Tenant Improvements.
               ---------------------------

               (a) Landlord shall construct the improvements to approximately 2,000 square feet of the Expansion Premises as set forth on Exhibit B, with the
                                                            ---------
cost of such work to be charged against the Tenant Improvement Allowance as provided below in paragraph 4.04. Such costs shall include the hard and soft costs incurred by Landlord in constructing such improvements; provided, however, that Landlord shall not charge any supervision fee for supervising said construction. Landlord shall solicit fixed-price bids for the job from Porter Construction, Casey Construction and Dome Construction. The bids shall include all of the hard costs necessary to complete the improvements except any additional hard costs resulting from subsequent changes approved by Tenant. Upon receipt of the bids, Tenant shall within five (5) days select one of the foregoing contractors to perform the work. Landlord shall construct such tenant improvements using the approved contractor in a first-class manner, free of defects, using all new materials, in compliance with all applicable building, fire and underwriter's codes and requirements. Upon substantial completion, Tenant shall provide to Landlord a "punch list" setting forth the respects in which Landlord has failed to complete its work in accordance with the provisions of this Lease, and Landlord shall promptly correct all deficiencies set forth in such punch list.

               (b) Except as provided above in subparagraph (a) and as set forth on Exhibit B and paragraph 4.02 below, Tenant shall be responsible to construct
   ---------
the leasehold improvements in the Expansion Space, and Tenant shall take the Expansion Space in its "as is" condition.

          4.02 Landlord's Base Building Obligations.  Landlord shall at its
               ------------------------------------
expense: (i) provide electrical and HVAC service to the edge of the Expansion Space with a capacity sufficient to service normal office use; (ii) repair any leaks in the roof and/or skylights; (iii) demolish the existing improvements in the Expansion Space; (iv) level the floor of the Expansion Space so that flooring may be laid on the same; (v) fill in the third floor skylight; and (vi) make any changes to the base building security and light systems required by the City and County of San Francisco for code compliance purposes. Landlord shall complete its base building obligations as set forth in this paragraph in a timely manner so as not to impede Tenant's installation of improvements. Landlord shall do such work in a first-class manner, in compliance with all applicable building, fire, and under-writer's codes and requirements free of defects, and Tenant's acceptance of the same shall be subject to Landlord's obligation to remedy punch list items and otherwise perform its obligations under this Lease.

          4.03 Tenant Improvements.  The terms of paragraph 6.2 of the Lease
               -------------------
shall apply with respect to all improvements by Tenant to the Expansion Space except Tenant shall not be required to restore the Premises to its current, original condition.

          4.04 Tenant Improvement Allowance.  Landlord shall provide Tenant
               ----------------------------
with: (i) an architectural allowance in the amount of Two Thousand Sixty Eight Dollars ($2,068) (the "Architectural Allowance"); and (ii) a tenant improvement allowance in the amount of Three Hundred Fifty Thousand Dollars ($350,000) less the costs incurred by Landlord provided in paragraph 4.01(a), without any reduction for costs incurred by Landlord for the work done pursuant to paragraph
4.02 (the "Tenant Improvement Allowance"). The Tenant Improvement Allowance shall be used exclusively to pay for the cost of the tenant improvements (including the supervising, installing, design, signage, engineering and bonding thereof; provided that the cost of the design and signage does not exceed $2.00 per square foot) and no portion thereof shall be used for furnishings and/or trade fixtures that are removable by Tenant upon the expiration of the term of the Lease except the signage as described in paragraph 9. In the event the cost of the improvements exceeds the Tenant Improvement Allowance, the excess shall be paid by Tenant. In the event construction occurs in phases, said allowance may be used as set forth until the allowance has been used up; provided, however, that in the event projected cost of the phase than being constructed by Tenant exceeds the remaining balance of the Tenant Improvement Allowance, Tenant shall either: (i) deposit into an account requiring the signature of Landlord and Tenant with a financial institution reasonably acceptable to Landlord an amount equal to the difference; or (ii) at its expense, provide a dual obligee full payment and performance bond, naming Landlord as an obligee, on a form supplied by Landlord. The Tenant Improvement Allowance shall be used exclusively for the purposes set forth above and any unused portion thereof shall not be credited or otherwise paid to Tenant. Landlord shall pay the Architectural Allowance upon presentation of appropriate invoices. Landlord shall, at Tenant's request, pay advances of the Tenant Improvement Allowance to Tenant as work progresses, upon reasonable terms and conditions imposed by Landlord and subject to a ten percent holdback. Landlord may condition the final payment of the Tenant Improvement Allowance upon receipt of invoices from Tenant in an amount equal to or in excess of the amount requested and final lien waivers and releases from Tenant's general contractor and each subcontractor that has performed work, which waivers and releases may be conditional if Tenant requests that payment be made by joint check. If Landlord shall fail to pay the Tenant Improvement Allowance when due, Tenant shall have the right, in addition to its other remedies, to offset and deduct the amount owing from the rentals and charges payable under this lease until the allowance is paid in full or has been deducted in full.

     5.   Commencement Date.  The Commencement Date shall be the date that
          -----------------
Landlord substantially completes the improvements set forth on Exhibit B.
                                                               ---------
Landlord's architect shall reasonably determine when the improvements are substantially complete. In the event that the Commencement Date has not occurred by October 1, 1993, Tenant shall have the right to cancel this Fifth Amendment. Tenant may exercise such right by giving Landlord written notice of its election no later than October 15, in which case this Fifth Amendment shall be null and void and the Lease shall continue in full force and effect.

     6.   Option to Expand.
          ----------------

          6.01 Option to Expand.  Provided Tenant is not in default under the
               ----------------
terms of this Lease beyond the expiration of any applicable cure or grace period, Tenant shall have a one-time option during the term of this Lease to lease the space on the second floor of the Building shown on Exhibit C attached hereto (the "MasterType Space") as such space becomes available to lease. The parties acknowledge that the existing lease for the MasterType Space is scheduled to terminate on or about March 31, 1996. Such option shall be exercised only by compliance with the terms of this paragraph. Landlord shall not enter into a lease for such space without first offering such space to Tenant as follows. Landlord shall notify Tenant that space in the second floor has become available and Tenant shall have ten (10) days after receipt of such notice in which to exercise its option. Tenant's option shall be to lease all or some portion of the space (subject to the requirement set forth below that any remaining space be commercially and economically rentable) so identified upon the terms and conditions set forth in this Lease, including, without limitation, the term, except with respect to Base Rent. Base Rent shall be the lower of the per square foot rental under this Lease or the fair market rental value for such premises as determined in paragraph 6.02 below and shall commence after any applicable "build out" period. The space shall be offered to and accepted by Tenant in its "as is" condition as of the date thereof and the commencement of the rent for such space shall be upon delivery of possession by Landlord. If within ten (10) days of the date of such notice Landlord has received written notice from Tenant of its election to lease such space on the terms and conditions set forth in Landlord's notice, Landlord and Tenant shall within thirty (30) days enter into an amendment to this Lease incorporating the additional space as part of the Premises. If Tenant fails to respond to said notice within said ten (10) day period, Tenant's rights under this paragraph shall be deemed to have been waived, and Landlord shall be free to lease the space without any further obligation to Tenant; provided, however, that in the event said notice is given prior to July 31, 1994, Tenant's rights under this paragraph shall not lapse and Tenant shall continue to have an option to expand in accordance with the terms of this paragraph as the MasterType Space becomes available to lease upon the expiration of the lease with the tenant occupying the space after the current tenant. Tenant's rights with respect to the MasterType lease space are subject and subordinate to the existing rights of MasterType and Bank of America with respect thereto. Nothing contained herein shall require Landlord to lease to Tenant any portion of the second floor which would leave Landlord with any remaining portion of the floor which was not commercially and economically rentable to third parties. Should Tenant decline to take any space offered it pursuant to this paragraph, this option shall lapse and become void thereafter. If MasterType or Bank of America takes the space, Tenant's option to lease the space shall continue during the term of this lease until such time as the space becomes available.

          6.02 Fair Market Rental Value.  For purposes of this paragraph, fair
               ------------------------
market rental value shall mean the rental rate for comparable space in a comparable building in the area with consideration given to the space, term, improvement allowance and rental concessions, if any, such as free rent, moving allowances and the like then being offered for such space. Fair market rental value shall be determined in the following manner. With its notification that the space is available, Landlord shall notify Tenant of its determination of fair market rental value. In the event Tenant exercises its option and does not concurrently notify Landlord that it disagrees with such determination, the fair market rental value shall be as established in Landlord's notice. In the event Tenant does notify Landlord that it disagrees with such determination, Landlord and Tenant shall each specify the name and address of a person to act as the appraiser on its behalf. The appraiser shall be a licensed real estate appraiser or licensed real estate broker familiar with prevailing market rentals in the area. The two appraisers so appointed shall appoint a third appraiser who shall be a competent and impartial person with qualifications similar to those required of the first two appraisers. If either party fails to appoint an appraiser, or the two appraisers fail to appoint a third, in either case, within 15 days after demand by either party, the necessary appraiser shall be appointed by the Presiding Law and Motion Judge of the San Francisco Superior Court or, in his failure or refusal to act, the then Dean of the Graduate School of Business of the University of California at Berkeley.

          If the two appraisers selected by Landlord and Tenant cannot reach agreement on the fair market rental value, the value shall be established by the three appraisers in accordance with the following procedure. The appraiser selected by each of the parties shall state in writing his determination of the value. The appraisers shall arrange for a simultaneous delivery of such determinations to the third appraiser. The role of the third appraiser shall be to select which of the two proposed determinations most closely approximates his determination of the fair market rental value. The third appraiser shall have no right to propose a middle ground or any modification of either of the two proposed determinations. The determination he chooses as most closely approximating his determination shall constitute the decision of the appraisers and be final and binding upon the parties. Each party shall pay the cost of its own appraiser and shall share the cost of the third appraiser, if any.

          In the event the appraisers have not determined the fair market rental value as of the date for the commencement of rent with respect to such space, Tenant shall on an interim basis pay Landlord Base Rent based on the Landlord's determination of fair market rental value. In the event the appraisers' determination is less than Landlord's determination, Tenant shall be entitled to a credit against the next rental payment payable by Tenant hereunder in the amount of such difference. Alternatively, if the appraisers' determination is more than Landlord's determination, Tenant shall pay such difference with the next rental payment owing.

     7.   Right of First Refusal.  Provided Tenant is not in default under the
          ----------------------
terms of this Lease beyond the expiration of any applicable cure or grace period, Tenant shall have a one-time right of first refusal during the term of this Lease to lease the remaining space in the Building other than the second floor as such space becomes available. Such right of first refusal shall be exercised only by compliance with the terms of this paragraph. Landlord shall not enter into a lease with any third party tenant for such space without first offering such space to Tenant as follows. Landlord shall provide Tenant with a ten (10) day right of first refusal to lease such space by notifying Tenant in writing of the proposed terms and conditions on which Landlord is willing to lease such space, or, at Landlord's option, submitting to Tenant a copy of a proposed lease. If within ten (10) days of the date of such notice Landlord has received written notice from Tenant of its election to lease such space on the terms and conditions set forth in Landlord's notice, Landlord and Tenant shall within thirty (30) days enter into an amendment to this Lease setting forth the terms by which Tenant is leasing such space, including, without limitation, the rent, size of the premises, tenant improvement allowance and the commencement date. If Tenant fails to respond to said notice within said ten (10) day period, Tenant's rights under this paragraph shall be deemed to have been waived, and Landlord shall be free to lease the space to anyone upon terms not more favorably than those offered to Tenant without any further obligation to Tenant. As used herein, "third-party tenant" excludes any tenant or party then in possession of any portion of the premises subject to this right of first refusal which may desire to exercise a right expressly provided in its lease to expand its premises or which may desire to extend or renegotiate its lease or rental agreement or any tenant of the Building with existing expansion rights to said premises. Nothing contained herein shall require Landlord to lease to Tenant any portion of any floor which would leave Landlord with any remaining portion of the floor which was not commercially and economically rentable to third parties. Should Tenant decline to take any space offered it pursuant to this paragraph, this right of first refusal shall lapse and become void thereafter.

     8.   Option to Renew.  Provided Tenant is not in default under the terms of
          ---------------
this Lease either at the time of exercise of this option or at commencement of the option period, Tenant shall have an option to renew this Lease for one (1) additional period of five (5) years commencing upon the expiration of the initial term of the Lease. Said option shall be on the same terms, covenants and conditions contained herein except that the Base Rent shall be fixed in the following manner. The Base Rent for the option period shall be the fair market rental value of the Premises as of the first day of the option period. "Fair market rental value" shall be established in accordance with section 6.02 above except that the initial notice of Landlord's determination of fair market rental value shall be given by Landlord no later than 90 days prior to expiration of the initial term and Tenant shall have 30 days of receipt of such notice in which to disagree. This option may be exercised only by written notice to Landlord delivered no later than January 1, 2001. Paragraph 6.01 (Option to Expand) and paragraph 7 (Right of First Refusal) shall not apply during the option period.

     9.   Signage.  Tenant shall have the right at its expense, to install
          -------
exclusive signage on the exterior of the Building and one sign in the lobby to the Building, both with its corporate identity. The exact design, size and location of such signage shall be subject to Landlord's prior written approval which shall not be unreasonably withheld. Any signage installed by Tenant shall comply with all applicable laws, regulations or ordinances governing the same. At its expense, Tenant shall maintain such signage in good condition, and shall remove the same no later than thirty (30) days following the termination or expiration of this Lease. Tenant shall repair any damage to the building caused by such signage or its removal. Nothing in this paragraph shall preclude Landlord from permitting a ground floor retail tenant to install exterior signage adjacent to its premises.

     10.  Miscellaneous.  Defined terms in the Lease shall have the same meaning
          -------------
in this Amendment. The provisions of paragraph 7.1 shall apply to the Expansion Space. Except as amended by this Amendment, the Lease remains in full force and effect.

     11.  Brokers.  Cushman & Wakefield shall be recognized as the procuring
          -------
broker in connection with this Fifth Amendment and will be paid a commission by Landlord based solely upon the incremental rental payable by Tenant hereunder. "Incremental rental" shall mean the difference between the base rent payable by Tenant hereunder for the remainder of the initial term of the lease less the amount Tenant was previously obligated to pay under the Lease, as amended. The commission payable to Cushman & Wakefield shall be based upon the incremental rental payable commencing as of the Commencement Date as though said rental was payable under a new lease, with the amount and other terms of the commission determined in accordance with the listing agreement between Landlord and the listing broker, Grubb & Ellis.

     IN WITNESS WHEREOF, the parties have executed this Fifth Amendment to Lease as of the 24th day of July, 1993.

     Landlord:                      BLUM'S BUILDING ASSOCIATES



                                    By:  /s/Blum's Building Associates
                                         -----------------------------------



     Tenant:                        PREVIEW MEDIA, INC.



                                    By:  /s/Preview Media, Inc.
                                         -----------------------------------
                                      Its:  Vice President - Finance
                                          ----------------------------------

                            SIXTH AMENDMENT TO LEASE

     THIS SIXTH AMENDMENT TO LEASE (this "Amendment") is entered into as of April 1,1997, by and between BLUM'S BUILDING ASSOCIATES ("Landlord"), and PREVIEW TRAVEL, INC. ("Tenant")

                                    RECITALS
                                    --------

     A. Landlord and Tenant entered into that certain lease dated September 15,1990 for certain premises located at 747 Front Street, San Francisco, California, as amended pursuant to an Addendum to lease dated September 15, 1990, a second Addendum to lease dated November __, 1990, a Third lease Amendment dated March 31, 1991, a Fourth Amendment to leased dated June __, 1992, and a Fifth Amendment to lease dated November 11,1992. The "Lease," as amended by this Sixth Amendment to lease, (as so amended, the "Lease"), for certain premises in the office building, as more fully described in the Lease.

     B. Landlord and Tenant now desire to amend the Lease, subject to and upon the terms and conditions of this Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

          1.   Definitions.  As used herein, terms shall have the same meanings
               -----------
as in the Lease, except as otherwise defined herein.

          2.   Storage Space.  Landlord hereby grants to Tenant the right to use
               -------------
the area audited on the floor plan attached hereto and marked Attachment 1 (the
                                                              ------------
"Storage Space") [on a non-exclusive basis, together with other tenants of the Building). The Storage Space is agreed to be an area of approximately 2,000 square feet situated on the basement floor of the Building. Tenant shall have access to the Storage Space during normal Building hours upon notice to Landlord or the Building Manager, unless otherwise agreed in writing by Landlord and Tenant. Landlord or Landlord's agents have made no representations or promises with respect to the Storage Space except as herein expressly set forth. The taking of possession of the Storage Space by Tenant shall be conclusive evidence that Tenant accepts the same "as is" and that the Storage Space is suited for the use intended by Tenant as storage for normal office materials and items and was in good and satisfactory condition at the time such possession was taken. Tenant represents to Landlord that Tenant's sole intended use of the Storage Space is for storage of normal office materials and items, which has no special requirements, including but not limited to, special security requirements. As of the Storage Space Commencement Date, the Premises shall be deemed to include the Storage Space for all purposes of the Lease, except for purposes of calculating Tenant's share of operating expenses or taxes.

     3.   Term.  The term of the Lease with respect to the Storage Space (the
          ----
"Storage Space

Term") shall be for a period commencing on April 1, 1997 (the "Storage Space Commencement Date") and ending on expiration or early termination of the term of the Lease (the "Storage Space Expiration Date").

     4.   Rent.  Tenant agrees to pay Landlord as Rent for the Storage Space the
          ----
sum of Sixteen Thousand Three Hundred Sixty Five and 00/100 Dollars ($16,356.00) payable in twelve (12) equal monthly installments of One Thousand Three Hundred Sixty Three and 00/100 Dollars ($1,363.00) each, in advance on the first day of each calendar month during the Storage Space Term.

     5.   Uses.  Tenant agrees that it will use the Storage Space for storage of
          ----
normal office materials and items, and for no other business or purpose.
Tenant, at its sole cost and expense, shall promptly comply with all local, state or federal laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereinafter be in force. Tenant shall not use or permit the Storage Space to be used in any manner nor do any act which would increase the existing rate of insurance on the Building or cause the cancellation of any insurance policy covering the Building, nor shall Tenant permit to be kept, used or sold, in or about the Storage Space, any article which may be prohibited by the standard form of fire insurance policy, unless Tenant obtains an endorsement to the policy allowing such activity. Tenant shall not use, manufacture, keep, store, refine, release, discharge or dispose of any hazardous substances, hazardous materials and hazardous wastes listed by the U.S. Environmental Protection Agency or the State of California, including, without limitation, PCBs, petroleum products, asbestos and asbestos-containing materials (collectively, "Hazardous Substances"), on, under or near the Storage Space or the Building. Tenant shall not cause or permit any waste material or refuse to be dumped upon or remain upon any part of the Building outside the Storage Space, nor shall Tenant cause or allow any materials, supplies, equipment, finished products or semi-finished products or articles of any nature to be stored upon or remain upon the Building outside the Storage Space.

     6.   Alterations.  Tenant shall not make any alterations, additions or
          -----------
improvements (collectively, "Alterations") in or to the Storage Space without obtaining the prior written consent of Landlord, which consent shall not be unreasonably withheld provided that the Alterations do not affect the Building's structure, safety or systems.

     7.   Damage to Tenant's Property.  Tenant acknowledges that the Storage
          ---------------------------
Space is not a secured space and may be accessible to third parties. Nonetheless, Tenant agrees that Landlord and its agents shall not be liable for
(i) any damage to any property entrusted to employees of the Building, (ii) loss or damage to any property by theft or otherwise, (iii) any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing work therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever, or (iv) any damage or loss to the business or occupation of Tenant arising from the acts or neglect of co-tenants or other occupants of the Building. Tenant shall give prompt notice to Landlord in case of fire or accident in the Storage Space.

     8.   No Assignment or Subletting.  Tenant shall not directly or indirectly,
          ---------------------------
voluntarily or by operation of law, sell, assign, encumber, pledge, or otherwise transfer or hypothecate all of its interest in or rights with respect to the Storage Space, or permit all or any portion of the Storage Space to be occupied by anyone other than Tenant or sublet all or any portion of the Storage Space or transfer a portion of its interest in or rights with respect to the Storage Space.

     9.   Services.  Landlord shall have no obligation to provide any services
          --------
or utilities to the Storage Space except for lighting.

     10.  Building Planning.  If Landlord requires the Storage Space for use in
          -----------------
conjunction with another suite or other reasons connected with the Building planning program, upon notifying Tenant in writing, Landlord shall have the right to move Tenant to other storage space in the Building at Landlord's sole cost and expense, and the terms and conditions of this Amendment shall remain in full force and effect, except that a revised Attachment 1 shall become part of this Amendment reflecting the location of the new space. However, if the new space does not meet with Tenant's approval, Tenant shall have the right to cancel the Lease with respect to the Storage Space upon giving Landlord notice within ten (10) days of receipt of Landlord's notification.

     11.  Ratification.  Except as modified herein, all of the terms and
          ------------
conditions of the Lease are hereby ratified and confirmed in all respects and shall he applicable to the Storage Space as though such space was originally included as part of the original Premises, except to the extent stated herein.

     12.  Successor and Assigns.  This Amendment shall bind and inure to the
          ---------------------
benefit of Landlord and Tenant and their respective legal representatives and successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                     "LANDLORD" BLUM'S BUILDING ASSOCIATES

                     /s/ Cecilia Dodge Mackie
                     -------------------------------------
                     Cecilia Dodge Mackie

                     /s/ Edward J. Conner
                     -------------------------------------
                     Edward J. Conner

                     /s/ Herbert P. McLaughlin, Jr.
                     -------------------------------------
                     Herbert P. McLaughlin, Jr.

                     /s/ David D. Dodge
                     -------------------------------------
                     David D. Dodge

                     /s/ Stephen W. Dodge
                     -------------------------------------
                     Stephen W. Dodge

                     AS TRUSTEES UNDER THE WILL OF H. NEWELL DODGE


                     "TENANT" PREVIEW TRAVEL INC., A CALIFORNIA CORPORATION (Formerly "PREVIEW MEDIA, INC.")

                     By:       /s/Preview Travel, Inc.
                               -----------------------

                     Its:      Chief Financial Officer
                               -----------------------